UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

Current Report

Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 17, 2016

DRONE AVIATION HOLDING CORP.

(Exact name of registrant as specified in its charter)

Nevada	333-150332	46-5538504
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11651 Central Parkway #118, Jacksonville, FL 32224

(Address of principal executive offices)

Registrant’s telephone number, including area code: (904) 834-4400

No change

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On November 17, 2016, Drone Aviation Holding Corp. (the “Company”) posted on its website a presentation regarding the Company and its business. The presentation is hereby furnished as Exhibit 99.1 to this Current Report on Form 8-K (this “Current Report”). Exhibit 99.1 is incorporated by reference under this Item 7.01.

By filing this Current Report and furnishing or referring to the information in this Current Report, the Company makes no admission as to the materiality of any information in this Current Report, that this Current Report includes information not previously disclosed or available to the public, or that the information in this Current Report is required to be disclosed pursuant to Regulation FD.

The information contained in this Current Report that is furnished under this Item 7.01, including the accompanying Exhibit 99.1, is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended (the “Securities Act”), whether made before or after the date hereof, except as shall be expressly set forth by specific reference in such filing.

Statements contained in Exhibit 99.1 to this Current Report that state the Company’s or its management’s expectations or predictions of the future are forward-looking statements intended to be covered by the safe harbor provisions of the Securities Act and the Exchange Act. It is important to note that the Company’s actual results could materially differ from those projected in such forward-looking statements. Factors that could affect those results include those mentioned in the documents that the Company previously filed with the Securities and Exchange Commission.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1	Presentation of Drone Aviation Holding Corp. posted on its website on November 17, 2016 (furnished pursuant to Item 7.01 of Form 8-K).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DRONE AVIATION HOLDING CORP.

Date: November 18, 2016	By:	/s/ Kendall Carpenter
Name: Kendall Carpenter
Title: Chief Financial Officer

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EXHIBIT INDEX

Incorporation by Reference
Exhibit Number	Exhibit Description	Form	Filing Date	Exhibit Number	SEC File No.	Filed Herewith
99.1*	Presentation of Drone Aviation Holding Corp. posted on its website on November 17, 2016	__	__	__	__	__

*	Furnished herewith pursuant to Item 7.01 of Form 8-K.

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